      EXHIBIT 99.1 - Cambrex Corporation Press Release dated January 27, 2005

(CAMBREX LOGO)


Date:    March 15, 2005
Contact: Luke M. Beshar                        Anne-Marie Hess
         Executive Vice President & CFO        Director, Investor Relations
Phone:   201-804-3010                          201-804-3062
Email:   luke.beshar@cambrex.com               annemarie.hess@cambrex.com
Release: Immediate



         CAMBREX FILES EXTENSION FOR FORM 10-K AND ADJUSTS 2004 RESULTS

East Rutherford, NJ - March 15, 2005 - Cambrex Corporation (NYSE: CBM) announced today that it is filing a fifteen-day extension for submission of its 2004 Form 10-K with the Securities and Exchange Commission (SEC), as permitted by the 1934 Exchange Act Rule 12b-25, in order to afford the Company the necessary time to complete the assessment of its internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act.

In its January 27, 2005 press release, the Company indicated that it was analyzing and researching potential accounting adjustments estimated to be less than $1.5 million on a pre-tax basis and related to prior reporting periods. The Company has completed its analysis, which along with additional items subsequently identified, resulted in a $1.3 million cumulative reduction to previously reported full year 2004 net income.

Of the cumulative $1.3 million adjustment to 2004 net income,

- $1.2 million is related to accounting for leasehold improvements placed in service in 2003 and prior. Following a review of its lease accounting treatment and relevant accounting literature, the Company determined that it should use depreciable lives for its leasehold improvements that are the shorter of the economic life of the asset or the non-cancelable lease term.

- $0.1 million is the net amount of adjustments for international taxes and accruals for inventory and employee benefits.

Of the $1.3 million adjustment, $1.1 million relates to 2004 and $0.2 million relates to prior years. Since the $0.2 million attributable to prior years was deemed immaterial to the periods in which they occurred, the adjustment is included in the revised results for the first quarter of 2004. The following table summarizes the impact of the adjustments on net income versus previously disclosed results for the periods below.

                                                           Q1 2004    Q2 2004    Q3 2004      Q4 2004    TOTAL 2004
                                                           -------    -------    -------      -------    ----------

(In thousands except for EPS data)
As Reported - Income from Continuing Operations            $  8,198   $  6,110   $ (44,195)   $  5,332   $   (24,555)
As Adjusted - Income from Continuing Operations            $  7,940   $  6,288   $ (44,913)   $  4,819   $   (25,866)
As Reported - EPS from Continuing Operations - Diluted     $  0.31    $  0.23    $   (1.69)   $  0.20    $   (0.94)
As Adjusted - EPS from Continuing Operations - Diluted     $  0.30    $  0.24    $   (1.72)   $  0.18    $   (0.99)


Revised Statements of Profit and Loss and Sales and Gross Profit by Segment are attached. The financial information contained in this press release is unaudited, subject to revision and should not be considered final until the Annual Report on Form 10-K is filed. The Company will file amended Forms 10-Q for the 2004 interim periods as soon as they are available after the filing of the 2004 Form 10-K.

The Company reiterates previously announced 2005 guidance including diluted earnings per share for continuing operations of $0.90 to $1.10 for the full year. As stated in the Company's release dated

Cambrex Corporation | One Meadowlands Plaza | East Rutherford, NJ 07073 Phone 201.804.3000 | Fax 201.804.9852 | www.cambrex.com

(CAMBREX LOGO)

January 27, 2005, guidance for 2005 does not include the effect of the implementation of the reissued FASB Statement No. 123 - "Share-Based Payments".

FORWARD LOOKING STATEMENTS

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Rule 3B-6 under The Exchange Act, including, without limitation, statements regarding expected performance, especially expectations with respect to sales, research and development expenditures, earnings per share, capital expenditures, acquisitions, divestitures, collaborations, or other expansion opportunities. These statements may be identified by the fact that words such as "expects", "anticipates", "intends", "estimates", "believes" or similar expressions are used in connection with any discussion of future financial and operating performance. The forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations including but not limited to, global economic trends, pharmaceutical outsourcing trends, competitive pricing or product developments, government legislation and/or regulations (particularly environmental issues), tax rate, technology, manufacturing and legal issues, changes in foreign exchange rates, performance of minority investments, un-collectable receivables, loss on disposition of assets, cancellation or delays in renewal of contracts, and lack of suitable raw materials or packaging materials. For further details and a discussion of these and other risks and uncertainties, investors are cautioned to review the Cambrex Annual Report on Form 10-K, including the Forward-Looking Statement section therein, and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ABOUT CAMBREX

Cambrex is a global, diversified life sciences company dedicated to providing products and services to accelerate and improve the discovery and commercialization of human therapeutics. The company employs approximately 1900 worldwide. For more information, please visit http://www.Cambrex.Com.


Cambrex Corporation | One Meadowlands Plaza | East Rutherford, NJ 07073 Phone 201.804.3000 | Fax 201.804.9852 | www.cambrex.com

(CAMBREX LOGO)


                               CAMBREX CORPORATION
                          Statement of Profit and Loss
                         Revised Quarterly 2004 Results*
                                 (in thousands)


                                                          Restated       Restated       Restated         Adjusted         Adjusted
                                                             Q1             Q2             Q3               Q4               YTD
                                                             --             --             --               --               ---
Gross Sales                                               $113,549       $108,951       $  99,250        $ 117,365        $ 439,115
Commissions and Allowances                                     959            699             620              (20)           2,258
Net Sales                                                  112,590        108,252          98,630          117,385          436,857
Other Revenues                                               3,042          1,797           1,706              255            6,800
Net Revenue                                                115,632        110,049         100,336          117,640          443,657
Cost of Sales                                               69,914         68,060          61,159           73,588          272,721
Gross Profit                                                45,718         41,989          39,177           44,052          170,936
Operating Expenses
Marketing/Sales Expenses                                     7,907          7,951           7,555            9,170           32,583
Research & Development Expenses                              4,743          4,673           4,520            5,723           19,659
Administrative Expenses                                     17,236         16,061          17,683           17,425           68,405
Goodwill Impairment                                             --             --          48,720               --           48,720
Amortization                                                   472            445             463              541            1,921
Total Operating Expenses                                    30,358         29,130          78,941           32,859          171,288
Operating Profit                                            15,360         12,859         (39,764)          11,193             (352)
Other Expenses
Interest - Other                                             2,929          2,688           2,854            2,479           10,950
Other Expenses (Income), net                                   127             21            (209)             134               73
Total Other Expenses                                         3,056          2,709           2,645            2,613           11,023
Income (Loss) Before Taxes                                  12,304         10,150         (42,409)           8,580          (11,375)
Provision for Income Taxes                                   4,364          3,862           2,504            3,761           14,491
Income (Loss) from Continuing Operations                  $  7,940       $  6,288       $ (44,913)       $   4,819        $ (25,866)
Diluted Earnings per Share
Income (Loss) From Continuing Operations                  $   0.30       $   0.24       $   (1.72)       $    0.18        $   (0.99)

----------
* Adjustments did not impact the previously reported quarterly Loss from Discontinued Operations

Cambrex Corporation | One Meadowlands Plaza | East Rutherford, NJ 07073 Phone 201.804.3000 | Fax 201.804.9852 | www.cambrex.com

(CAMBREX LOGO)


                               CAMBREX CORPORATION
                      Gross Sales & Gross Profit by Segment
                         Revised Quarterly 2004 Results
                                 (in thousands)

                                        First Quarter                                       Second Quarter
                                        -------------                                       --------------
                        Gross              Gross                             Gross              Gross
                        Sales              Profit             GP%            Sales              Profit              GP%
                        -----              ------             ---            -----              ------              ---
Bioproducts            $ 34,521            18,397             53.3%         $ 33,711            18,647             55.3%
Biopharma                 9,119               450              4.9%           11,245               961              8.5%
Human Health             69,909            26,871             38.4%           63,995            22,381             35.0%
Total                  $113,549           $45,718             40.3%         $108,951           $41,989             38.5%


                                        Third Quarter                                       Fourth Quarter
                                        -------------                                       --------------
                        Gross              Gross                             Gross              Gross
                        Sales              Profit             GP%            Sales              Profit              GP%
                        -----              ------             ---            -----              ------              ---
Bioproducts             $33,958            18,632             54.9%         $ 33,918            19,254             56.8%
Biopharma                11,375             1,892             16.6%           11,531             1,577             13.7%
Human Health             53,917            18,653             34.6%           71,916            23,221             32.3%
Total                   $99,250           $39,177             39.5%         $117,365           $44,052             37.5%


                                          Year to Date
                                          ------------
                        Gross                    Gross
                        Sales                    Profit         GP%
                        -----                    ------         ---
Bioproducts            $136,108            74,930             55.1%
Biopharma                43,270             4,880             11.3%
Human Health            259,737            91,126             35.1%
Total                  $439,115          $170,936             38.9%


                                       ###


Cambrex Corporation | One Meadowlands Plaza | East Rutherford, NJ 07073 Phone 201.804.3000 | Fax 201.804.9852 | www.cambrex.com